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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No.333-83233, Registration Statement No.333-55578 and Registration Statement No.333-65034 of priceline.com Incorporated on Form S-8 of our report dated February 10, 2003, appearing in this Annual Report on Form 10-K of priceline.com Incorporated for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP

Stamford, Connecticut
March 27, 2003